Exhibit 10.6.1
VARIATION AGREEMENT
TO CO-DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT
     THIS VARIATION AGREEMENT (“Variation Agreement”) is made and entered into as of the 19 day of December, 2009 by and among Rules-Based Medicine, Inc., a Delaware corporation (“RBM”); and Psynova Neurotech Limited, a company incorporated in England and Wales (“Psynova”).
W I T N E S S E T H:
     WHEREAS, RBM and Psynova are parties to that certain Co-Development and Commercialization Agreement dated September 5, 2008 (as amended and varied, the “Agreement”) whereby, among other things, Psynova granted certain rights to RBM under Section 9.3 of the Agreement (the “Schizophrenia IP Rights”);
     WHEREAS, the Schizophrenia IP Rights include rights under any Psynova Background IP (as defined in the Agreement), which includes Intellectual Property (as defined in the Agreement”) that is related to a Schizophrenia Product (as defined in this Agreement) that is subject to the Framework Agreement between The Chancellor, Masters and Scholars of the University of Cambridge, Cambridge Enterprise Limited, and Psynova (the “Framework Agreement”); and
     WHEREAS, Psynova has certain rights to the intellectual property set forth in Schedule 1, which is subject to the Framework Agreement and the parties desire to amend the Agreement to memorialize the inclusion of said intellectual property within the Schizophrenia IP rights granted to RBM under the Agreement.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions. Capitalized terms used but not defined herein shall have the meaning given in the Agreement.
     2. Amendments to Agreement.
     (a) Psynova Background IP. The definition of Psynova Background IP is hereby deleted in its entirety and replaced with the following:
“Psynova Background IP” means (a) any Intellectual Property owned, licensed to or developed by Psynova independently of the R&D Project and this Agreement, which relates to any Schizophrenia Product, and (b) the Intellectual Property identified in Schedule 1 hereto, which relates to any Schizophrenia Product.
     (b) Inventions. The definition of Invention is hereby deleted in its entirety and replaced with the following:

“Invention” means (a) an invention conceived by one or more employee or agent of either Psynova or RBM or the parties jointly, which invention arises from the R&D Project or otherwise under the terms of this Agreement, and includes without limitation all New Biomarkers and New Assays and (b) an invention owned, licensed to or developed by Psynova independently of the R&D Project and this Agreement, which relates to any Schizophrenia Product (such as Intellectual Property licensed to Psynova as contemplated by the Framework Agreement), and includes without limitation, the Inventions identified in Schedule 2.
     3. Confirmation
The parties agree and declare that the Agreement shall (save as amended by this Variation Agreement) continue in full force and effect and this Variation Agreement shall be read as one with, and shall be supplemental to, the Agreement. Where there is any inconsistency or ambiguity between the terms of the Agreement and this Variation Agreement, the terms of this Variation Agreement shall prevail.
     4. Miscellaneous Provisions
a.	The provisions of clauses 22 and 23.11 of the Agreement shall apply mutatis mutandis.

b.	This Variation Agreement is not intended to confer any legally enforceable rights on any person other than the parties, their successors in title and assignees, whether pursuant to the Contracts (Rights of Third Parties) Act 1999 applicable to England and Wales or otherwise.

c.	Each party acknowledges to the others (and shall execute this Variation Agreement in reliance on such acknowledgement) that it has not been induced to enter into this Variation Agreement by, nor relied on, any representation or warranty.

d.	This Variation Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Variation Agreement by fax or email shall be effective as delivery of a manually executed counterpart of this Variation Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Variation Agreement as of the date first set forth above.

RULES-BASED MEDICINE, INC.
By:	/s/ Samuel T. LaBrie
Title:	Vice President — Corporate Development

PSYNOVA NEUROTECH LIMITED
By:	/s/ Paul Rodgers
Title:	Director

SCHEDULE 1 TO CO-DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
Assigned to Cambridge and Subject to Framework Agreement with Psynova

Country	Application Number	Filing Date	Description

PCT	PCT/GB2006/050034	2/14/2006	Bah-1253-01-Biomarkers and targets-psychiatric disorders/related disorders of CNS
Australia	2006212041	2/14/2006	Bah-1253-01-Biomarkers and targets-psychiatric disorders/related disorders of CNS
Canada	2594405	2/14/2006	Bah-1253-01-Biomarkers and targets-psychiatric disorders/related disorders of CNS
China	200680004894.5	2/14/2006	Bah-1253-01-Biomarkers and targets-psychiatric disorders/related disorders of CNS
Japan	2007553715	2/14/2006	Bah-1253-01-Biomarkers and targets-psychiatric disorders/related disorders of CNS
Europe	06710158	2/14/2006	Bah-1253-01-Biomarkers and targets-psychiatric disorders/related disorders of CNS
PCT	PCT/GB2007/003090	8/15/2007	Bah-1677-06 – Diagnosing, monitoring, screening for major depressive order
Australia	2007285632	2/4/2009 (National Entry Date)	Bah-1677-06 – Diagnosing, monitoring, screening for major depressive order
Europe	EP20070789213	8/15/2007	Bah-1677-06 – Diagnosing, monitoring, screening for major depressive order
Japan	2009524229	8/15/2007	Bah-1677-06 – Diagnosing, monitoring, screening for major depressive order
GB	GB0521098.4	10/18/2005	Bah-1487-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
PCT	PCT/GB2006/003870	10/18/2006	Bah-1487-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
Australia	2006303026	11/4/2008 (National Entry)	Bah-1487-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
Canada	2626490	4/17/2008 (National Entry)	Bah-1487-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
European	2006794812	10/18/2006	Bah-1487-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
US	12/090,530	2/22/2009	Bah-1487-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
PCT	PCT/GB2006/004509	4/12/2006	Bah-1546-05 and Bah-1737-06 – biomarkers for psychotic disorders
Australia	2006321389	06/02/2008 (National Entry Date)	Bah-1546-05 and Bah-1737-06 – biomarkers for psychotic disorders
Canada	2640846	05/29/2008 (National Entry Date)	Bah-1546-05 and Bah-1737-06 – biomarkers for psychotic disorders
China	200680051802.9		Bah-1546-05 and Bah-1737-06 – biomarkers for psychotic disorders
Europe	2006820395		Bah-1546-05 and Bah-1737-06 – biomarkers for psychotic disorders
Japan	2008542840		Bah-1546-05 and Bah-1737-06 – biomarkers for psychotic disorders
PCT	PCT/GB2006/004433	11/28/2006
Australia	2006318912	06/20/2008
Canada	2632052	05/27/2008 (National Entry)
China	200680051583.4	07/22/2008
Europe	2006808694	05/30/2008
Japan	2008541830	05/27/2008
US	12095146	10/27/2008
GB	GB0720548	10/19/2007
GB	GB07200545	10/19/2007
GB	GB0707001	4/11/2007
PCT	PCT/GB2004/002503	06/14/2004	Bah-812-01 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
Europe	2004736765	09/01/2006	Bah-812-01 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
US	10560279	10/03/2006	Bah-812-01 – Biomarkers and targets-psychiatric disorders/related disorders of CNS

Country	Application Number	Filing Date	Description

PCT	PCT/GB2007/000193	1/22/2007
GB	GB0511302.2		Bah-1360-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
GB	GB05241110.4		Bah-1510-05 – Biomarkers and targets-psychiatric disorders/related disorders of CNS
GB	GB0704515.6		Bah-1901-07 – Diagnosis, Monitor, Screening for psychotic disorders
PCT	PCT/GB2008/00831		Bah-1901-07 – Diagnosis, Monitor, Screening for psychotic disorders
PCT	PCT/GB2006/050140	6/5/2006

Country	Application Number	Filing Date	Description

GB	GB0724735.6	12/19/2007
GB	GB0724735.6	12/19/2007
GB	GB0724735.6	12/19/2007
GB	GB0724735.6	12/19/2007
GB	GB0724735.6	12/19/2007
GB	GB0724735.6	12/19/2007
GB	GB0724735.6	12/19/2007
US	11/912,029	6/5/2006
GB	GB701626	12/01/2007	Methods and Biomarkers for Diagnosing and Monitoring Psychotic Disorders
PCT	PCT/GB2008/000199	1/21/2008	Methods and Biomarkers for Diagnosing and Monitoring Psychotic Disorders
EPO	EP8701876.8	1/21/2008	Methods and Biomarkers for Diagnosing and Monitoring Psychotic Disorders
CA	Canada-2676091	1/21/2008	Methods and Biomarkers for Diagnosing and Monitoring Psychotic Disorders
AU	AU2008208717	1/21/2008	Methods and Biomarkers for Diagnosing and Monitoring Psychotic Disorders
JP	JP2009546000	1/21/2008	Methods and Biomarkers for Diagnosing and Monitoring Psychotic Disorders

SCHEDULE 2 TO CO-DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
Assigned to Cambridge and Subject to Framework Agreement with Psynova

Country	Application Number	Filing Date	Description

Great Britian	GB0818658.7	10/10/2008	Bah-2194-08 – Diag. and monitor. of schizophrenia and other pyschotic disorders
Great Britian	GB0818660.3	10/10/2008	Bah-2205-08 – Diag. and monitor. of schizophrenia and other pyschotic disorders

Great Britian	GB0915736.3	9/9/2009	Bah-2310-09 – Diag. and monitor of schizophrenia and other psychotic disorders

PSY022 (Bah-2310-09)

PSY024 (Bah-2318-09)
PSY025 (Bah-2329-09)
PSY026 (Bah-2338-09)
PSY027 (Bah-2351-09)
PSY028 (Bah-2360-09)
PSY029 (Bah-2361-09)